Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of KB Home (the “Company”) on Form 10-Q for the period ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Hollinger, Senior Vice President and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated April 9, 2009	/s/ WILLIAM R. HOLLINGER

William R. Hollinger Senior Vice President and Chief Accounting Officer (Principal Financial Officer)

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